EXHIBIT 4.21


                          [Specimen Stock Certificate]

                                                               COMMON STOCK
              INCORPORATED UNDER THE LAWS OF                  PAR VALUE $.01
                   THE COMMONWEALTH OF
                       PENNSYLVANIA

  NUMBER                                [image]                         SHARES
---------                                                             ----------

                   THIS CERTIFICATE IS                     CUSIP 69351T 10 6
               TRANSFERABLE IN MINNEAPOLIS,              SEE REVERSE FOR CERTAIN
                        MINNESOTA,                            DEFINITIONS
                  NEW YORK, NEW YORK OR
                 ALLENTOWN, PENNSYLVANIA

                                 PPL CORPORATION

               THIS IS TO CERTIFY THAT

PPL

               IS THE OWNER OF

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

          PPL Corporation (hereinafter referred to as the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as restated and amended, of the Company (a copy of which is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

               Witness the facsimile seal of the Company and the facsimile signatures of its authorized officers.

          Dated                                                           [seal]
          COUNTERSIGNED AND REGISTERED:
                    PPL ELECTRIC UTILITIES CORPORATION
                         ALLENTOWN, PA.
                                TRANSFER AGENT
                                      AND REGISTRAR
          BY

          AUTHORIZED SIGNATURE          SECRETARY      CHAIRMAN, PRESIDENT
                                                       AND CHIEF
                                                       EXECUTIVE OFFICER

                                 PPL CORPORATION

          THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCES AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants       UNIF GIFT MIN ACT -
TEN ENT      in common                                      Custodian
JT TEN     - as tenants by                        ----------         -----------
             the entireties                       (Cust)              (Minor)
           - as joint                             under Uniform Gifts to Minors
             tenants with                         Act
             right of                                ---------------------------
             survivorship                                   (State)
             and not as
             tenants in
             common

     Additional abbreviations may also be used though not in the above list.

     For value received,           hereby sell, assign and transfer unto
                         ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OR
ASSIGNEE
        ------------------------------------------------------------------------

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      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                         ---------------------------------------
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
      ---------------

                                   X
                                     ----------------------------------------
                                   X
                                     ----------------------------------------
                                   NOTICE:  THE SIGNATURE(S) TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH THE
                                   NAME(S) AS WRITTEN UPON THE FACE OF THE
                                   CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                   ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                   WHATEVER.

Signature(s) Guaranteed

By
  --------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15